UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 2, 2011

Melo Biotechnology Holdings Inc.

(Exact name of registrant as specified in its charter)

Canada	0-30801	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong
(Address of principal executive offices)
852-2581 0708
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 2, 2011, at a special meeting of the shareholders of Melo Biotechnology Holdings Inc. (the “Company”), a majority of the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to change the Company’s name to First Asia Holdings Limited.  The Company will file the Certificate of Amendment with the Ontario Ministry of Government Services to amend the Company’s Articles of Incorporation to change the Company’s name to First Asia Holdings Limited.  A copy of the Certificate of Amendment is attached to this Form 8-K as Exhibit 3.1.  The effective date of the amendment will be the date on which the Ontario Ministry of Government Services accepts the Company’s Certificate of Amendment, a date anticipated to be on or before February 14, 2011.  Additionally, the Company has submitted the required documentation to the Financial Industry Regulatory Authority to obtain a new trading symbol pursuant to the Company’s name change.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following documents are filed as exhibits to this report on Form 8-K:

3.1 Articles of Amendment, dated February 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELO BIOTECHNOLOGY HOLDINGS INC.

Date: February 4, 2011

/s/ Fung Ming, President